                                                                       EXHIBIT F

                             POST-CLOSING AGREEMENT
                             ----------------------

         THIS POST-CLOSING AGREEMENT (the "Agreement") is made as of September
                                           ---------
5, 2001, by and among FRESH AMERICA CORP., a Texas corporation (the "Company"),
                                                                     -------
NORTH TEXAS OPPORTUNITY FUND LP, a Texas limited partnership ("NTOF"), JOHN
                                                               ----
HANCOCK LIFE INSURANCE COMPANY ("JH Life"), JOHN HANCOCK VARIABLE LIFE INSURANCE
                                 -------
COMPANY ("JH Variable"), SIGNATURE 1A (CAYMAN), LTD. ("Cayman"), SIGNATURE 3
          -----------                                  ------
LIMITED ("Signature 3") and INVESTORS PARTNER LIFE INSURANCE COMPANY
          -----------
("Investors") (NTOF, JH Life, JH Variable, Cayman, Signature 3 and Investors are
  ---------
sometimes individually or collectively referred to herein as "Purchaser").
                                                              ---------
                                    RECITALS
                                    --------

         Reference is hereby made to the Securities Exchange and Purchase Agreement, dated as of August 14, 2001, by and among Company and Purchaser (as renewed, modified, amended or extended, the "Securities Purchase Agreement").
                                             -----------------------------

         At the present time, Company is unable to perform all of the obligations and conditions required by Purchaser in documenting the Securities Purchase Agreement and the transactions evidenced thereby and Company has requested that Purchaser close the Securities Purchase Agreement and the transactions evidenced thereby (and that the Securities Purchase Agreement be made effective) notwithstanding such failure by Company to perform all of such obligations and conditions.

         Purchaser is willing to close the transactions evidenced by the Securities Purchase Agreement and the documents and agreements executed in connection therewith (collectively, the "Securities Purchase Documents") and are
                                         -----------------------------
willing to make the Securities Purchase Agreement effective as of the date hereof provided that adequate assurances and procedures are established to insure the expeditious compliance by Company in the future with such obligations and conditions.

                                   AGREEMENTS
                                   ----------
         In consideration of the forgoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1.       Definitions.  All capitalized terms used herein, unless
                  -----------
otherwise specifically defined herein, shall have the meanings ascribed to them in the Securities Purchase Agreement.

         2.       Effectiveness of Securities Purchase Agreement; Post
                  ----------------------------------------------------
Closing Conditions.   The parties hereto agree that, notwithstanding
--------------------
anything to the contrary in the Securities Purchase

Agreement or in any other Securities Purchase Document, Company must satisfy the conditions set forth on Exhibit A attached hereto and incorporated herein by
                        ---------
reference (the "Post Closing Conditions") within the time periods corresponding
                -----------------------
thereto. The parties hereto also agree that, notwithstanding anything to the contrary in the Securities Purchase Agreement, the Securities Purchase Agreement shall be effective as of the date hereof notwithstanding Company's failure to satisfy the Post-Closing Conditions on or prior to the date hereof. Failure by Company to satisfy any of the Post Closing Conditions within the time periods corresponding thereto (as set forth on Exhibit A attached hereto) shall
                                       ---------
constitute (i) an immediate violation of the Securities Purchase Agreement, without any period of grace or other cure period and (ii) a failure by the Company in a material respect to perform its obligations under the Securities Purchase Agreement for purposes of Article V therein.

         3.       Modification.  This Agreement may not be modified or amended
                  ------------
except by a writing signed by all of the parties hereto.

         4.       Counterparts This Agreement may be executed in any number of
                  ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed in Dallas, Texas, on the day and year specified at the beginning of this Agreement.

                                          THE COMPANY:

                                          FRESH AMERICA CORP.

                                          By:  /s/ Cheryl A. Taylor
                                              -------------------------------
                                              Name: Cheryl A. Taylor
                                             Title: Chief Financial Officer

                                          NTOF:

                                          NORTH TEXAS OPPORTUNITY FUND LP

                                          By:  North Texas Opportunity Fund
                                               Capital Partners LP, its
                                               general partner

                                          By:  NTOF LLC, its general partner


                                          By: /s/ Arthur W. Hollingsworth
                                              -------------------------------
                                              Arthur W. Hollingsworth
                                              Manager

                                          HANCOCK ENTITIES:

                                          JOHN HANCOCK LIFE INSURANCE COMPANY


                                          By:  /s/ Marlene J. DeLeon
                                               ---------------------------------
                                          Name:  Marlene J. DeLeon
                                                 -------------------------------
                                          Title:  Director
                                                  ------------------------------


                                          JOHN HANCOCK VARIABLE LIFE INSURANCE
                                          COMPANY


                                          By:  /s/ Marlene J. DeLeon
                                               ---------------------------------
                                          Name:  Marlene J. DeLeon
                                                 -------------------------------
                                          Title:  Authorized Signatory
                                                  ------------------------------


                                          SIGNATURE 1A (CAYMAN), LTD.
                                          By:  John Hancock Life Insurance
                                          Company, Portfolio Advisor


                                          By:  /s/ Marlene J. DeLeon
                                               ---------------------------------
                                          Name:  Marlene J. DeLeon
                                                 -------------------------------
                                          Title:  Director
                                                  ------------------------------


                                          SIGNATURE 3 LIMITED
                                          By:  John Hancock Life Insurance
                                          Company, Portfolio Advisor


                                          By:  /s/ David E. Johnson
                                               ---------------------------------
                                          Name:  David E. Johnson
                                                 -------------------------------
                                          Title:  Managing Director
                                                 -------------------------------

                                          INVESTORS PARTNER LIFE INSURANCE
                                          COMPANY


                                          By:  /s/ Marlene J. DeLeon
                                               ---------------------------------
                                          Name:  Marlene J. DeLeon
                                                 -------------------------------
                                          Title:  Authorized Signatory
                                                  ------------------------------

                                    EXHIBIT A
                                    ---------

                             POST CLOSING CONDITIONS
                             -----------------------

        OBLIGATIONS TO BE PERFORMED        TIME FOR PERFORMANCE TO BE COMPLETED
        ---------------------------        ------------------------------------

   1.  Each Purchaser shall have received         5:00 p.m. Dallas, Texas time
       the following documents, each of           on to October 5, 2001
       which shall be in form and substance
       satisfactory to each Purchaser, in
       its sole discretion:


          (a) Copies of all Employment Agreements to be executed by the Company and each Management Employee.